UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2021

BYLINE BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-38139	36-3012593
(Commission File Number)	(I.R.S. Employer Identification No.)

180 North LaSalle Street, Suite 300
Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(773) 244-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

An annual meeting of stockholders (the “Annual Meeting”) of Byline Bancorp, Inc. (“Byline” or the “Company”) was held on June 8, 2021. A total of 34,141,569 shares of the Company's common stock were present or represented by proxy at the Annual Meeting. This represented approximately 88.37% of the Company's shares of common stock that were outstanding and entitled to vote at the Annual Meeting. Two proposals were presented to Byline’s stockholders at the Annual Meeting. The proposals are described in Byline’s 2021 Proxy Statement. The final results of the stockholder vote on each of the proposals are as follows:

1.)The election of eight (8) director nominees to serve a one-year term until the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

	Name of Director Nominee	Number of Shares Voted “For”	Votes Withheld	Broker Non-Votes
1	Phillip R. Cabrera	30,500,904	431,046	3,209,619
2	Antonio del Valle Perochena	28,998,193	1,933,757	3,209,619
3	Roberto R. Herencia	30,676,885	255,065	3,209,619
4	Mary Jo S. Herseth	30,848,017	83,933	3,209,619
5	Steven P. Kent	30,487,089	444,861	3,209,619
6	William G. Kistner	30,067,095	864,855	3,209,619
7	Alberto J. Paracchini	30,717,885	214,065	3,209,619
8	Steven M. Rull	30,825,132	106,818	3,209,619

2.)	The ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

Number of Shares Voted “For”	Number of Shares Voted “Against”	Abstentions	Broker Non-Votes
34,094,151	37,993	9,425	0

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in Byline’s 2021 Proxy Statement, effective as of the Annual Meeting on June 8, 2021, Mr. Robert R. Yohanan retired from his positions as a director of the Company and Byline Bank, the Company’s bank subsidiary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYLINE BANCORP, INC.

Date: June 14, 2021	By:	/s/ Roberto R. Herencia
	Name:	Roberto R. Herencia
	Title:	Executive Chairman and Chief Executive Officer

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